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   CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, John H. Grady, President of Constellation Institutional Portfolios (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 3, 2006             /s/ John H. Grady
     -------------------  -----------------------------
                            John H. Grady, President
                          (principal executive officer)


I, John H. Leven, Chief Financial Officer of Constellation Institutional Portfolios (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 3, 2006             /s/ John H. Leven
     -------------------  --------------------------------------
                          John H. Leven, Chief Financial Officer
                          (principal financial officer)